COLLABORATION INVENTORIES, NET	9 Months Ended
Sep. 30, 2025
Classes of current inventories [abstract]
COLLABORATION INVENTORIES, NET	COLLABORATION INVENTORIES, NET

(Dollars in thousands)	September 30, 2025	December 31, 2024
Raw materials	$21,810	$17,454
Work-in-process	3,641	4,440
Finished goods	3,733	2,009
Total collaboration inventories, net	$29,184	$23,903
The Company's reserve for inventory was $17.7 million and $21.7 million as of September 30, 2025 and December 31, 2024, respectively. The Company’s reserve for inventory was primarily related to certain batches or units of product that did not meet quality specifications, and expired materials. The inventory reserve was included in the collaboration cost of sales.